                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 31, 2007
                                                         ---------------

                              --------------------

                                WATER CHEF, INC.
                                ----------------
               (Exact name of Registrant as Specified in Charter)

        Delaware                      0-30544                     86-0515678
        --------                      -------                     ----------
    (State or Other                 (Commission                 (IRS Employer
      Jurisdiction                  File Number)             Identification No.)
   of Incorporation)

             68 South Service Road, Suite 100, Melville, NY 11747
             ----------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code (631) 577-7915
                                                         --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_|  Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT  OF  CERTAIN  OFFICERS;   COMPENSATORY  ARRANGEMENTS  OF
            CERTAIN OFFICERS.

      On August 31, 2007, Water Chef, Inc. (the "Company") received a letter of resignation from Dr. Ronald W. Hart resigning from his position as a member of the Company's Board of Directors.  On September 5, 2007, John J.
Clarke, Jr. resigned from his position as a member of the Company's Board of
Directors.

      On  September  5, 2007,  Doron  Grupper and Terry Lazar were  appointed as members of the Company's Board of Directors.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    WATER CHEF, INC.
                                    ----------------
                                    (Registrant)

Date: September 6, 2007
                                       By: /s/ Leslie Kessler
                                           -------------------------------------
                                           Leslie Kessler
                                           Chief Executive Officer and President